SUPPLEMENT DATED AUGUST 1, 2022

TO THE VARIABLE ANNUITY PROSPECTUSES AND

SUMMARY PROSPECTUSES, EACH DATED MAY 2, 2022

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

VALIC SEPARATE ACCOUNT A

Fixed and Variable Deferred Annuity Contracts

Portfolio Director

Portfolio Director® Freedom Advisor

Potentia®

This supplement updates certain information in Appendix A — Funds Available Under the Contract in the most recent prospectuses, initial summary prospectuses, and updating prospectuses (together, the “Prospectuses”). You should read this supplement in conjunction with your Prospectuses and retain for future reference. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.

Effective on or about July 25, 2022 (the “Effective Date”), the VALIC Company I Mid Cap Strategic Growth Fund and VALIC Company I Science & Technology Fund (each, a “Fund” and collectively, the “Funds”) changed its sub-adviser from Allianz Global Investors U.S. LLC (“Allianz”) to Voya Investment Management Co. LLC (“Voya”). Accordingly, on the Effective Date, all references to Allianz serving as a subadviser to the Funds are deleted and replaced with Voya.

You should read the Fund prospectus for more detailed information about the Fund. The Fund prospectus may be obtained by vising our website at https://www.aigrs.com/prospectus-and-reports/annuities or by calling us at 1-800-448-2542.

Please keep this Supplement with your Prospectuses.